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                                                                  EXHIBIT 10.1.5


                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


          THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made as of October 30, 1995, between RYKOFF-SEXTON, INC., a Delaware corporation, ("Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national savings association and other subsidiaries or affiliates of BankAmerica Corporation, including Bank of America Illinois ("Bank").

          WHEREAS, Borrower and Bank entered into that certain Credit Agreement dated as of October 25, 1993, as amended by a First Amendment dated as of December 29, 1993, a Second Amendment dated as of March 18, 1993, a Third Amendment dated as of April 15, 1994, a Fourth Amendment dated as of April 30, 1994, a Fifth Amendment ("Fifth Amendment") dated as of August 29, 1994, and a Sixth Amendment dated as of September 30, 1994 (the "Agreement");

          WHEREAS, Borrower and Bank desire to modify and amend certain of the terms and provisions of the Agreement;

          NOW, THEREFORE, in consideration of the promises herein contained and for other good and valuable consideration, Borrower and Bank do hereby mutually agree as follows:

          1. In Section 2.1, the third sentence thereof and subsection (b) are hereby deleted and the following is substituted therefor:

          "The total of all Advances and the undrawn and the drawn and unreimbursed amount of all letters of credit outstanding under this Revolving Line may not exceed at any one time One Hundred and Twenty-Five Million Dollars ($125,000,000.00) except that during the period commencing October 27, 1995 and to, but not including, February 24, 1996, such maximum amount will be increased to One Hundred and Sixty Million Dollars ($160,000,000.00); provided, however, that:

               (a) The total amount of all Advances outstanding may not exceed at any one time One Hundred Million Dollars ($100,000,000.00) as such amount may be reduced pursuant to Section 2.10 except that during the period commencing October 27, 1995 and to, but not including, February 24, 1996, such total amount will be increased to One Hundred and Thirty-Five Million Dollars ($135,000,000); and "


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          Borrower hereby represents and warrants to Bank that:  (i) no default specified in the Agreement and no event which with notice or lapse of time or both would become such a default has occurred and is continuing, (ii) the representations and warranties of Borrower pursuant to the Agreement are true on and as of the date hereof as if made on and as of said date, (iii) the making and performance by Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

          In all other respects, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.

          All capitalized terms used herein are defined as in the Agreement.

          IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

                                             RYKOFF-SEXTON, INC.


                                             By:/s/ Richard J. Martin
                                                ---------------------
                                                    Richard J. Martin
                                             Title: Sr. VP. & CFO
                                                    -----------------


                                             BANK OF AMERICA NATIONAL
                                             TRUST AND SAVINGS ASSOCIATION
                                             and other subsidiaries or
                                             affiliates of BankAmerica
                                             Corporation, including Bank of
                                             America Illinois.



                                             By:/s/ Patricia DelGrande
                                                ----------------------
                                                  Patricia DelGrande
                                                  Vice President